Exhibit 99.1

Financial News Release

Advanced Energy Reports

Fourth Quarter and Full Year 2024 Results

●	Q4 revenue was $415.4 million, above the high end of guidance
●	Q4 GAAP EPS from continuing operations was $1.29; Q4 Non-GAAP EPS was $1.30, above the mid-point of guidance
●	2024 revenue was $1.48 billion
●	2024 GAAP EPS from continuing operations was $1.49; 2024 Non-GAAP EPS was $3.71
●	2024 cash flow from continuing operations was $132.9 million

DENVER, Colo., February 12, 2025 - Advanced Energy Industries, Inc. (Nasdaq: AEIS), a global leader in highly engineered, precision power conversion, measurement, and control solutions, today announced financial results for the fourth quarter and year ended December 31, 2024.

“Fourth quarter results exceeded our guidance, with total revenue resuming year-over-year growth on better-than-expected demand in our semiconductor and data center computing markets,” said Steve Kelley, president and CEO of Advanced Energy. “Customers are embracing our best-in-class products, which we believe will drive meaningful share gains as markets recover.”

Quarter Results

Revenue was $415.4 million in the fourth quarter of 2024, compared with $374.2 million in the third quarter of 2024 and $405.3 million in the fourth quarter of 2023.

GAAP net income from continuing operations was $49.1 million or $1.29 per diluted share in the quarter, compared with GAAP net loss of $14.1 million or a loss of $0.38 per diluted share in the prior quarter, and GAAP net income of $37.9 million or $1.01 per diluted share a year ago.

GAAP net income in the fourth quarter included a one-time, net tax benefit of $15.0 million as a result of an intercompany transfer of assets as part of the company streamlining its legal entity structure. GAAP net loss in the third quarter reflected a $28.5 million restructuring charge as part of our previously announced manufacturing consolidation. GAAP net income in the fourth quarter of 2023 included a restructuring and impairment charge of $18.1 million as part of the factory and cost optimization plan and a tax benefit of $25.6 million as a result of the release of a deferred tax asset valuation allowance.

Non-GAAP net income was $49.4 million or $1.30 per diluted share in the fourth quarter of 2024. This compares with $37.0 million or $0.98 per diluted share in the third quarter of 2024, and $46.7 million or $1.24 per diluted share in the fourth quarter of 2023.

Advanced Energy generated $82.7 million in cash flow from continuing operations during the quarter and paid $3.8 million in quarterly dividends.

Full Year 2024 Results

2024 revenue was $1.48 billion, a 10% decrease from $1.66 billion in 2023.

GAAP net income from continuing operations was $56.3 million or $1.49 per diluted share in 2024, compared with $130.7 million or $3.46 per diluted share in 2023.

GAAP net income for the year included a one-time, net tax benefit of $15.0 million as a result of an intercompany transfer of assets as part of the company streamlining its legal entity structure and a $29.6 million restructuring charge as part of our previously announced manufacturing consolidation. GAAP net income in 2023 included a restructuring and impairment charge of $27.0 million as part of the factory and cost optimization plan and a tax benefit of $25.6 million as a result of the release of a deferred tax asset valuation allowance.

The Company generated $132.9 million in cash flow from operating activities from continuing operations, repurchased $1.8 million of common stock at an average price of $93.58, and paid $15.4 million in dividends. The Company used $355.0 million of cash on hand to prepay the term loan. At year-end, outstanding debt was $564.7 million, representing the 2028 convertible notes, net of unamortized issuance costs. Cash and equivalents at year-end were $722.1 million.

Non-GAAP net income was $140.3 million or $3.71 per diluted share in 2024. This compares with $184.0 million or $4.88 per diluted share in 2023.

A reconciliation of GAAP and non-GAAP measures is provided in the tables below.

First Quarter 2025 Guidance

Based on the Company’s current view, beliefs, and assumptions, guidance is within the following ranges:

Q1 2025
Revenue	$392 million +/- $20 million
GAAP EPS from continuing operations	$0.48 +/- $0.25
Non-GAAP EPS	$1.03 +/- $0.25

Conference Call

Management will host a conference call today, February 12, 2025, at 2:30 p.m. Eastern Time to discuss the fourth quarter financial results. To participate in the live earnings conference call, please dial 877-407-0890 approximately ten minutes prior to the start of the meeting and an operator will connect you. International participants can dial +1-201-389-0918. A webcast will also be available on our investor web page at ir.advancedenergy.com in the Events & Presentations section. The archived webcast will be available approximately two hours following the end of the live event.

About Advanced Energy

Advanced Energy Industries, Inc. (Nasdaq: AEIS) is a global leader in the design and manufacture of highly engineered, precision power conversion, measurement and control solutions for mission-critical applications and processes. Advanced Energy’s power solutions enable customer innovation in complex applications for a wide range of industries including semiconductor equipment, industrial production, medical and life sciences, data center computing, networking, and telecommunications. With engineering know-how and responsive service and support for customers around the globe, the Company builds collaborative partnerships to meet technology advances, propels growth of its customers, and innovates the future of power. Advanced Energy has devoted four decades to perfecting power. It is headquartered in Denver, Colorado, USA. For more information, visit www.advancedenergy.com.

Advanced Energy | Precision. Power. Performance. Trust.

For more information, contact:

Andrew Huang

Advanced Energy Industries, Inc.

970-407-6555

ir@aei.com

Non-GAAP Measures

This release includes measures, such as non-GAAP net income and non-GAAP earnings per share (“EPS”) that are not prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Management uses non-GAAP net income and non-GAAP EPS to evaluate business performance without the impacts of certain non-cash charges and other charges which are not part of our usual operations. We use these non-GAAP measures to assess performance against business objectives and make business decisions, including developing budgets and forecasting future periods. In addition, management’s incentive plans include these non-GAAP measures as criteria for achievements. These non-GAAP measures are not prepared in accordance with U.S. GAAP and may differ from non-GAAP methods of accounting and reporting used by other companies. However, we believe these non-GAAP measures provide additional information that enables readers to evaluate our business from the perspective of management. The presentation of this additional information should not be considered a substitute for results prepared in accordance with U.S. GAAP.

The non-GAAP results presented below exclude the impact of non-cash related charges, such as stock-based compensation, amortization of intangible assets, and long-term unrealized foreign exchange gains and losses. In addition, we exclude discontinued operations and other non-recurring items such as acquisition-related costs, facility expansion and related costs, and restructuring expenses, as they are not indicative of future performance. The tax effect of our non-GAAP adjustments represents the anticipated annual tax rate applied to each non-GAAP adjustment after consideration of their respective book and tax treatments.

Forward-Looking Statements

This press release and statements we make on the above announced conference call contain, in addition to historical information, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements in this press release or the conference call that are not historical information are forward-looking statements. For example, statements relating to our beliefs, expectations, and plans are forward-looking statements, as are statements that certain actions, conditions, or circumstances will continue. The inclusion of words such as "anticipate," "expect," "estimate," "can," "may," "might," "continue," "enables," "plan," "intend," "should," "could," "would," "likely," "potential," or "believe," and similar expressions and the negative versions thereof indicate forward-looking statements; however, not all forward-looking statements may contain such words or expressions. These forward-looking statements are based upon information available as of the date of this press release and management’s current estimates, forecasts, and assumptions. Although we believe that our expectations reflected in or suggested by these forward-looking statements are reasonable, we may not achieve the results, performance, plans, or objectives expressed or implied by such forward-looking statements. Forward-looking statements involve risks and uncertainties, which are difficult to predict and many of which are beyond our control.

Risks and uncertainties to which our forward-looking statements are subject include, but are not limited to: volatility and business fluctuations in the industries in which we operate; our ability to achieve design wins with new and existing customers; our ability to accurately forecast and meet customer demand; risks related to global economic conditions, such as the impact of escalating global conflicts on macroeconomic conditions, economic uncertainty, market volatility, rising interest rates, inflation, or recession; customer price sensitivity; concentration of our customer base; risks associated with breach of our information security measures; difficulties with the implementation of our enterprise resource planning and other enterprise-wide information technology system applications; our loss of or inability to attract and retain key personnel; risks associated with our manufacturing footprint optimization and movement of manufacturing locations for certain products; disruptions to our manufacturing operations or those of our customers or suppliers; our ability to successfully identify, close, integrate and realize anticipated benefits from our acquisitions; quality issues or unanticipated costs in fulfilling our warranty obligations (including our discontinued solar inverter product line); risks inherent in our international operations, including the effect of trade and export controls, political and geographical risks, the impact of tariffs on our supply or products, and fluctuations in currency exchange rates; our ability to enforce, protect, and maintain our proprietary technology and intellectual property rights; regulatory risk related to our supply chain; legal matters, claims, investigations, and proceedings; changes to tax laws and regulations or our tax rates; changes in federal, state, local and foreign regulations, including with respect to privacy and data protection, and environmental regulation; the effect of our debt obligations and restrictive covenants on our ability to operate our business; risks related to our unfunded pension obligations; our estimates of the fair value of intangible assets; the potential impact of dilution related to our convertible debt, hedge, and warrant transactions; and certain risks relating to ownership of our common stock.

Actual results could differ materially and adversely from those expressed in any forward-looking statements, and readers are cautioned not to place undue reliance on forward-looking statements. Factors that could contribute to these differences or prove our forward-looking statements, by hindsight, to be overly optimistic or unachievable include, but are not limited to, the risks and uncertainties listed above and described in Advanced Energy’s Form 10-K, Forms 10-Q and other reports and statements filed with the Securities and Exchange Commission (the “SEC”). These reports and statements are available on the SEC’s website at www.sec.gov. Copies may also be obtained from Advanced Energy’s investor relations page at ir.advancedenergy.com or by contacting Advanced Energy’s investor relations at 970-407-6555. Forward-looking statements are made and based on information available to us on the date of this press release. Aspirational goals and targets discussed on the conference call or in the presentation materials should not be interpreted in any respect as guidance. We assume no obligation to update the information in this press release or provide the reasons why our actual results may differ.

ADVANCED ENERGY INDUSTRIES, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

(in thousands, except per share data)

	Three Months Ended			Year Ended
	December 31,		September 30,	December 31,
	2024	2023	2024	2024	2023
Revenue, net	$415,403	$405,271	$374,217	$1,482,042	$1,655,810
Cost of revenue	260,698	262,405	240,149	952,699	1,063,412
Gross profit	154,705	142,866	134,068	529,343	592,398
Gross margin %	37.2%	35.3%	35.8%	35.7%	35.8%

Operating expenses:
Research and development	56,102	49,025	53,561	211,834	202,439
Selling, general, and administrative	58,164	54,932	56,237	224,538	221,034
Amortization of intangible assets	5,527	7,068	6,772	26,046	28,254
Restructuring, asset impairments, and other charges	902	18,071	28,546	30,318	26,977
Total operating expenses	120,695	129,096	145,116	492,736	478,704
Operating income (loss)	34,010	13,770	(11,048)	36,607	113,694

Interest income	7,078	12,810	11,018	42,860	27,092
Interest expense	(4,644)	(7,198)	(6,378)	(25,105)	(16,566)
Other income (expense), net	4,137	(3,184)	(8,139)	(1,985)	(1,759)
Income from continuing operations, before income tax	40,581	16,198	(14,547)	52,377	122,461
Income tax benefit	(8,481)	(21,693)	(400)	(3,929)	(8,288)
Income (loss) from continuing operations	49,062	37,891	(14,147)	56,306	130,749
Loss from discontinued operations, net of income tax	(188)	(389)	(758)	(2,092)	(2,465)
Net income (loss)	$48,874	$37,502	$(14,905)	$54,214	$128,284

Basic weighted-average common shares outstanding	37,536	37,297	37,532	37,476	37,480
Diluted weighted-average common shares outstanding	38,000	37,585	37,532	37,839	37,750

Earnings (loss) per share attributable to Advanced Energy Industries, Inc:

Continuing operations:
Basic earnings (loss) per share	$1.31	$1.02	$(0.38)	$1.50	$3.49
Diluted earnings (loss) per share	$1.29	$1.01	$(0.38)	$1.49	$3.46

Discontinued operations:
Basic loss per share	$(0.01)	$(0.01)	$(0.02)	$(0.06)	$(0.07)
Diluted loss per share	$—	$(0.01)	$(0.02)	$(0.06)	$(0.07)

Net income (loss):
Basic earnings (loss) per share	$1.30	$1.01	$(0.40)	$1.45	$3.42
Diluted earnings (loss) per share	$1.29	$1.00	$(0.40)	$1.43	$3.40

ADVANCED ENERGY INDUSTRIES, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)

(in thousands)

	December 31,	December 31,
	2024	2023
ASSETS
Current assets:
Cash and cash equivalents	$722,086	$1,044,556
Accounts receivables, net	265,315	282,430
Inventories	360,411	336,137
Other current assets	41,511	48,771
Total current assets	1,389,323	1,711,894

Property and equipment, net	185,604	167,665
Operating lease right-of-use assets	96,305	95,432
Other assets	155,269	136,448
Goodwill and intangible assets, net	435,393	445,318
Total assets	$2,261,894	$2,556,757

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$143,502	$141,850
Other accrued expenses	152,894	156,254
Current portion of long-term debt	—	20,000
Current portion of operating lease liabilities	17,826	17,744
Total current liabilities	314,222	335,848

Long-term debt	564,695	895,679
Other long-term liabilities	176,267	181,048
Long-term liabilities	740,962	1,076,727

Total liabilities	1,055,184	1,412,575
Deferred compensation	3,539	—

Total stockholders' equity	1,203,171	1,144,182
Total liabilities and stockholders’ equity	$2,261,894	$2,556,757

ADVANCED ENERGY INDUSTRIES, INC.

CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS (UNAUDITED)

(in thousands)

	Year Ended December 31,
	2024	2023
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$54,214	$128,284
Less: loss from discontinued operations, net of income tax	(2,092)	(2,465)
Income from continuing operations, net of income tax	56,306	130,749

Adjustments to reconcile net income to net cash from operating activities:
Depreciation and amortization	68,455	66,533
Stock-based compensation	45,940	31,001
Amortization and write off of debt issuance costs and debt discount	3,771	1,330
Deferred income tax benefit	(20,505)	(33,940)
Other	1,165	439
Changes in operating assets and liabilities, net of assets acquired	(22,208)	16,813
Net cash from operating activities from continuing operations	132,924	212,925
Net cash from operating activities from discontinued operations	(2,177)	(3,988)
Net cash from operating activities	130,747	208,937

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of long-term investments	(2,991)	(3,746)
Purchases of property and equipment	(56,788)	(61,005)
Acquisitions, net of cash acquired	(13,762)	-
Net cash from investing activities	(73,541)	(64,751)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from long-term borrowings	-	575,000
Payment of fees for long-term borrowings	(105)	(13,880)
Payments on long-term borrowings	(355,000)	(20,000)
Dividend payments	(15,369)	(15,222)
Payment for purchase of note hedges	-	(115,000)
Proceeds from sale of warrants	-	74,865
Purchase and retirement of common stock	(1,770)	(40,000)
Net payments related to stock-based awards	(4,849)	(79)
Net cash from financing activities	(377,093)	445,684

EFFECT OF CURRENCY TRANSLATION ON CASH	(2,583)	(4,132)

NET CHANGE IN CASH AND CASH EQUIVALENTS	(322,470)	585,738
CASH AND CASH EQUIVALENTS, beginning of period	1,044,556	458,818
CASH AND CASH EQUIVALENTS, end of period	$722,086	$1,044,556

ADVANCED ENERGY INDUSTRIES, INC.

SUPPLEMENTAL INFORMATION (UNAUDITED)

(in thousands)

Net Revenue by Market	Three Months Ended			Year Ended
	December 31,		September 30,	December 31,
	2024	2023	2024	2024	2023
Semiconductor Equipment	$226,838	$191,375	$197,497	$792,559	$743,794
Industrial and Medical	76,818	108,600	76,837	316,177	474,449
Data Center Computing	88,673	62,853	80,653	284,192	249,874
Telecom and Networking	23,074	42,443	19,230	89,114	187,693
Total	$415,403	$405,271	$374,217	$1,482,042	$1,655,810

Net Revenue by Geographic Region	Three Months Ended			Year Ended
	December 31,		September 30,	December 31,
	2024	2023	2024	2024	2023
North America	$187,382	$187,240	$175,691	$669,946	$724,481
Asia	194,744	169,700	163,212	661,854	713,571
Europe	32,302	47,501	34,892	147,560	212,368
Other	975	830	422	2,682	5,390
Total	$415,403	$405,271	$374,217	$1,482,042	$1,655,810

ADVANCED ENERGY INDUSTRIES, INC.

SELECTED OTHER DATA (UNAUDITED)

(in thousands)

Reconciliation of Non-GAAP measure - Operating expenses and operating income, excluding certain items	Three Months Ended			Year Ended
	December 31,		September 30,	December 31,
	2024	2023	2024	2024	2023
Gross profit from continuing operations, as reported	$154,705	$142,866	$134,068	$529,343	$592,398
Adjustments to gross profit:
Stock-based compensation	1,063	472	1,046	3,994	2,059
Facility expansion, relocation costs and other	2,084	1,146	868	4,421	2,334
Acquisition-related costs	—	44	—	(13)	238
Non-GAAP gross profit	157,852	144,528	135,982	537,745	597,029
Non-GAAP gross margin	38.0%	35.7%	36.3%	36.3%	36.1%

Operating expenses from continuing operations, as reported	120,695	129,096	145,116	492,736	478,704
Adjustments:
Amortization of intangible assets	(5,527)	(7,068)	(6,772)	(26,046)	(28,254)
Stock-based compensation	(10,574)	(7,716)	(10,868)	(41,946)	(28,942)
Acquisition-related costs	(1,184)	(1,372)	(1,581)	(5,965)	(4,026)
Facility expansion, relocation costs and other	(734)	—	(488)	(1,222)	(189)
Restructuring, asset impairments, and other charges	(902)	(18,071)	(28,546)	(30,318)	(26,977)
Non-GAAP operating expenses	101,774	94,869	96,861	387,239	390,316
Non-GAAP operating income	$56,078	$49,659	$39,121	$150,506	$206,713
Non-GAAP operating margin	13.5%	12.3%	10.5%	10.2%	12.5%

ADVANCED ENERGY INDUSTRIES, INC.

SELECTED OTHER DATA (UNAUDITED)

(in thousands, except per share data)

Reconciliation of Non-GAAP measure - Income excluding certain items	Three Months Ended			Year Ended
	December 31,		September 30,	December 31,
	2024	2023	2024	2024	2023
Income (loss) from continuing operations, less non-controlling interest, net of income tax	$49,062	$37,891	$(14,147)	$56,306	$130,749
Adjustments:
Amortization of intangible assets	5,527	7,068	6,772	26,046	28,254
Acquisition-related costs	1,184	1,416	1,581	5,952	4,264
Facility expansion, relocation costs, and other	2,818	1,146	1,356	5,643	2,523
Restructuring, asset impairments, and other charges	902	18,071	28,546	30,318	26,977
Unrealized foreign currency loss (gain)	(4,203)	2,728	3,993	(3,512)	(89)
Other costs included in other income (expense), net	(853)	—	3,665	2,812	(1,516)
Tax effect of non-GAAP adjustments, including certain discrete tax benefits	(14,271)	(28,030)	(4,172)	(19,563)	(31,303)
Non-GAAP income, net of income tax, excluding stock-based compensation	40,166	40,290	27,594	104,002	159,859
Stock-based compensation, net of tax	9,193	6,387	9,412	36,292	24,181
Non-GAAP income, net of income tax	$49,359	$46,677	$37,006	$140,294	$184,040

Reconciliation of Non-GAAP measure - Weighted-average common shares adjusted for stock awards	Three Months Ended			Year Ended
	December 31,		September 30,	December 31,
	2024	2023	2024	2024	2023
Diluted weighted-average common shares outstanding	38,000	37,585	37,532	37,839	37,750
Dilutive effect of stock awards	—	—	360	—	—
Non-GAAP diluted weighted-average common shares outstanding	38,000	37,585	37,892	37,839	37,750

Reconciliation of non-GAAP measure - per share earnings excluding certain items	Three Months Ended			Year Ended
	December 31,		September 30,	December 31,
	2024	2023	2024	2024	2023
Diluted earnings (loss) per share from continuing operations, as reported	$1.29	$1.01	$(0.38)	$1.49	$3.46
Add back:
Per share impact of non-GAAP adjustments, net of tax	0.01	0.23	1.36	2.22	1.42
Non-GAAP earnings per share	$1.30	$1.24	$0.98	$3.71	$4.88

Reconciliation of Q1 2025 Guidance
	Low End	High End

Revenue	$372 million	$412 million

Reconciliation of non-GAAP earnings per share
GAAP earnings per share	$0.23	$0.73
Stock-based compensation	0.35	0.35
Amortization of intangible assets	0.15	0.15
Restructuring, asset impairments, and other charges	0.17	0.17
Tax effects of excluded items	(0.12)	(0.12)
Non-GAAP earnings per share	$0.78	$1.28